UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2007

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (732) 907-3600

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

࿠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

࿠ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On March 30, 2007, DOV Pharmaceutical, Inc. (the “Company”) announced its results for the fourth quarter and year ended December 31, 2006. The press release issued in connection with such announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section unless the Company specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Title
99.1	Press Release, dated March 30, 2007, of DOV Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date:	April 2, 2007	By:	/s/ Barbara Duncan Barbara Duncan Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press Release, dated March 30, 2007, of DOV Pharmaceutical, Inc.